FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 28th day of November, 2018 among:

(a)	ZAGG INC, a Delaware corporation (the “Borrower”);

(b)	the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c)KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit and Security Agreement, dated as of April 12, 2018 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.9(b) of the Credit Agreement, the Maximum Revolving Amount is being increased by Forty Million Dollars ($40,000,000) (the “Exercise of Accordion”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and to effectuate the Exercise of Accordion;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Commitment Increase Period” and “Maximum Revolving Amount” therefrom and to insert in place thereof, respectively, the following:

“Commitment Increase Period” means the period from the First Amendment Effective Date to the date that is six months prior to the last date of the Commitment Period.

“Maximum Revolving Amount” means One-Hundred Twenty-Five Million Dollars ($125,000,000), as such amount may be increased pursuant to Section 2.9(b) hereof or reduced pursuant to Section 2.9(a) hereof.

2.Addition to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:

“First Amendment Effective Date” means November 28, 2018.

3.Amendment to Increase in Commitment Provisions. Section 2.9(b) of the Credit Agreement is hereby amended to delete subpart (i) therefrom and to insert in place thereof the following:

(i)At any time during the Commitment Increase Period, the Borrower may request that the Administrative Agent increase the Total Commitment Amount by (A) increasing the Maximum Revolving Amount, or (B) adding a term loan facility to this Agreement (the “Additional Term Loan Facility”) (which Additional Term Loan Facility shall be subject to subsection (c) below); provided that the aggregate amount of all increases made pursuant to this subsection (b) shall not exceed Twenty-Five Million Dollars ($25,000,000). Each such request for an increase shall be in an amount of at least Five Million Dollars ($5,000,000), increased by increments of One Million Dollars ($1,000,000), and may be made by either (1) increasing, for one or more Lenders, with their prior written consent, their respective Revolving Credit Commitments, (2) adding a new commitment for one or more Lenders, with their prior written consent, with respect to the Additional Term Loan Facility, or (3) including one or more Additional Lenders, each with a new commitment under the Revolving Credit Commitment or the Additional Term Loan Facility, as a party to this Agreement (each an “Additional Commitment” and, collectively, the “Additional Commitments”).

4.Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

5.Closing Deliveries.    Concurrently with the execution of this Amendment, the Borrower shall:

(a)deliver to the Administrative Agent, for delivery to each Lender, a replacement Revolving Credit Note in the amounts specified in Schedule 1 to the Credit Agreement (after giving effect to this Amendment);

(b)deliver to the Administrative Agent certified copies of the resolutions of the board of directors of the Borrower evidencing approval of the execution and delivery of this Amendment and the execution of any other Loan Documents and Related Writings required in connection therewith;
(c)execute and deliver to the Administrative Agent the First Amendment Fee Letter and pay to the Administrative Agent the fees stated therein;

(d)cause each Guarantor of Payment to execute the attached Guarantor

Acknowledgment and Agreement; and

(e)pay all fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

6.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the First Amendment Effective Date as if made on the First Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment and the Credit Agreement, as amended by this Amendment, constitute a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

7.Waiver and Release. The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

8.References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

9.Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10.Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11.Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

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JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATNE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO .

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

ZAGG INC
/s/ CHRIS AHERN
By:     Chris Ahern
Chief Executive Officer

KEYBANK NATIONAL ASSOCIATION
as the Administrative Agent and as a Lender
/s/ MATTHEW S. DENT
By:     Matthew S. Dent
Senior Vice President

ZIONS BANCORPORATION, N.A. DBA
ZIONS FIRST NATIONAL BANK
/s/ ADAM WHITEFIELD
By:     Matthew S. Dent
Vice President

MUFG UNION BANK, N.A.
/s/ EDMUND OZORIO
By:     Edmund Ozorio
Vice President

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of November 28, 2018. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

ZAGG LLC
By: ZAGG Inc, its Managing Member
/s/ CHRIS AHERN
By:     Chris Ahern
Chief Executive Officer

IFROGZ INC.
MOPHIE INC.
ZAGG INTELLECTUAL PROPERTY HOLDIGN CO., INC.
ZAGG RETAIL, INC.
ZAGG AMPLIFIED, INC.
s/ CHRIS AHERN
By:     Chris Ahern
President

MOPHIE LLC
By: mophie Inc, its Managing Member
s/ CHRIS AHERN
By:     Chris Ahern
President

ALTIGO INC.
s/MATT SMITH
By:     Matt Smith
President

Signature Page to
Guarantor Acknowledgment and Agreement

SCHEDULE 1
COMMITMENTS OF LENDERS*

LENDERS	REVOLVING CREDIT COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	47.20%	$59,000,000.00	$59,000,000.00
Zions Bancorporation, N.A. dba Zions First National Bank	35.20%	$44,000,000.00	$44,000,000.00
MUFG Union Bank, N.A.	17.60%	$22,000,000.00	$22,000,000.00
Total Commitment Amount	100.00%	$125,000,000.00	$125,000,000.00
*as of the First Amendment Effective Date